Exhibit 10.6

FORM OF
AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made and entered into effective as of the date set forth on the signature page hereto (the “Effective Date”) by and between Nevada Property 1 LLC, a Delaware limited liability company (the “Company”), and the individual named on the signature page hereto (“Executive”).

WHEREAS, the Company and Executive entered into a certain employment agreement dated [_____], as amended from time to time (the “Original Agreement”);
 WHEREAS, Executive is entering into (i) the BRE Spade Parent LLC Second Amended and Restated Limited Liability Company Agreement, (ii) the Securityholders Agreement among BRE Spade Parent LLC, Executive and the other parties thereto and (iii) the Management Unit Subscription Agreement between BRE Spade Parent, LLC and Executive, in each case, concurrently with the execution of this Amendment (collectively, the “Promote Documents”); and
WHEREAS, the Company and Executive desire to amend the Original Agreement as provided below to address and alter the terms and conditions of Executive’s employment.
NOW, THEREFORE, in accordance with Section [__] (Amendment or Modification) of the Original Agreement and in consideration of the rights and benefits conveyed to the Executive under the Promote Documents and the mutual covenants and agreements set forth herein, the Company and Executive hereby agree and amend the Original Agreement as follows:
I.Definitions. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Original Agreement or the Promote Documents, as applicable.

II.Amendment. The following provisions shall apply, and the Original Agreement shall be deemed amended as of the Effective Date as follows:

A. Section [__] (Termination by Employer without Cause; Termination by Executive for Good Reason) shall be amended by adding the following sentence to the end of such Section:
“Notwithstanding the foregoing, in the case of a termination of Executive’s employment by the Employer without Cause or by the Executive for Good Reason, the payments and benefits provided under this Section (other than Base Salary earned but unpaid through the date of termination, business expense reimbursements and other payments or benefits that are required by law) shall be offset and reduced, on a dollar-for-dollar basis, by the sum of (x) the “Fair Market Value” (as such term is defined in the applicable Management Unit Subscription Agreement or other similar equity grant documentation) of the Executive’s vested Class B Units of BRE Spade Parent LLC, (y) the Fair Market Value of any other class of vested units, securities or other interests into which Executive’s Class B Units may be converted or redeemed and (z) the aggregate amount of any distributions or other payments received by Executive in respect of Executive’s Class B Units (and, if applicable, in respect of such other units, securities or interests described in the preceding clause (y)), in each case, as of the date of termination of Executive’s employment; provided that if the Company and the Sponsor do not notify Executive of their election to exercise the Call Option in respect of Executive’s Class B Units at the earliest allowable occasion, the Company shall not offset or reduce the payments or benefits provided under this Section for the amounts in clauses (x) or (y), but shall instead offset and reduce the amounts payable in the future in respect of Executive’s Class B Units by the sum of clauses (x) and (y).”

III.Miscellaneous. Except as expressly modified herein, all other terms of the Original Agreement shall remain unmodified and in full force and effect. The validity, construction and interpretation of this Amendment shall be governed by the laws of the State of Nevada, without regard to conflict of law principles. This Amendment shall be effective as of the Effective Date. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Executive have entered into this Amendment as of [__________], 2015.

EXECUTIVE

Name:

NEVADA PROPERTY 1 LLC, a Delaware limited liability company

By:
Name:
Title:

By:
Name:
Title: